File Number: 333-45136
                                                Filed Pursuant to Rule 497(e) of
                                                      The Securities Act of 1933



                                                         June 1, 2005


                         Supplement to the Prospectus of
                           Pioneer Europe Select Fund,
                             dated December 3, 2004


A proposal to reorganize Pioneer Europe Select Fund ("Europe Select Fund") into Pioneer Europe Fund ("Europe Fund"), another fund managed by Pioneer Investment Management, Inc., is being submitted for approval by Europe Select Fund's shareholders at a meeting anticipated to be held on June 21, 2005. If approved by shareholders, the reorganization is expected to be effective on or as soon as possible after June 24, 2005. There can be no assurance that the reorganization will be approved or, if approved, completed. Each fund's Trustees approved the proposed reorganization and determined that it is in the best interests of shareholders of both funds. The proposed reorganization is expected to be a tax-free transaction, which means that neither Europe Fund nor Europe Select Fund will recognize any gain or loss, and Europe Select Fund's shareholders will not recognize any gain or loss on their receipt of Europe Fund's shares, as a direct result of the reorganization.

In connection with the reorganization, Europe Fund will be renamed "Pioneer Europe Select Equity Fund" and adopt investment policies that are identical to Europe Select Fund's investment policies. Assuming shareholders of Europe Select Fund approve the reorganization, these changes would be effective on June 27, 2005.

                                                                   17693-00-0505
                                         (C)2005 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds